UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 2, 2019

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
National CineMedia, Inc.:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

National CineMedia, LLC: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Other Events.
On October 2, 2019, National CineMedia, LLC (“NCM LLC”) and National CineMedia, Inc. (“NCM, Inc.”), the managing member of NCM LLC, issued a press release announcing that NCM LLC intends to commence a private offering to eligible purchasers, subject to market and other conditions, of $400 million in aggregate principal amount of senior secured notes due 2028 (the “2028 Notes”) as set forth in a preliminary offering circular dated October 2, 2019 (the “Preliminary Offering Circular”). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Risk factors of NCM LLC provided in the Preliminary Offering Circular are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
NCM LLC intends to use the net proceeds from the proposed offering, together with borrowings under NCM LLC’s revolving credit facility and/or available cash on hand, to finance the redemption of its existing $400 million in aggregate principal amount of senior secured notes due 2022 (the “2022 Notes”). This Current Report on Form 8-K does not constitute a notice of redemption under the provisions of the indenture governing the 2022 Notes.
The information in this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by reference to such filing.
The information in this Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sales of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Forward Looking Statements
This Current Report on Form 8-K contains various forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements reflect management’s current expectations or beliefs regarding future events, including with respect to the proposed 2028 Notes offering by NCM LLC, and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors and risks include, but are not limited to, unanticipated developments that prevent, delay or negatively impact the offering and other financial, operational and legal risks and uncertainties detailed from time to time in cautionary statements contained in the filings of NCM, Inc. and NCM LLC with the Securities and Exchange Commission. These forward-looking statements represent NCM, Inc’s and NCM LLC’s judgment as of the date of this press release. Investors are cautioned that reliance on these forward-looking statements involve risks and uncertainties. Although NCM, Inc. and NCM LLC believe that the assumptions used in the forward-looking statements are reasonable, any of these assumptions could prove to be inaccurate and, as a result, actual results could differ materially from those expressed or implied in the forward-looking statements. There can be no assurance that the proposed offering of 2028 Notes or the redemption of NCM LLC’s 2022 Notes will be completed as anticipated or at all.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of National CineMedia, Inc. and National CineMedia, LLC dated October 2, 2019
99.2	Risk Factors of National CineMedia, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: October 2, 2019	By:	/s/ Katherine L. Scherping
Katherine L. Scherping
Chief Financial Officer

NATIONAL CINEMEDIA, LLC
By: National CineMedia, Inc., its manager

Dated: October 2, 2019	By:	/s/ Katherine L. Scherping
Katherine L. Scherping
Chief Financial Officer